EXHIBIT 4.3

065982


                           [Certificate with Border]


NUMBER                               [LOGO]                              SHARES
NB

                            WHITE ELECTRONIC DESIGNS

INCORPORATED UNDER THE LAWS                            SEE REVERSE FOR CERTAIN
 OF THE STATE OF INDIANA                                     DEFINITIONS
                                                         CUSIP  963801  10  5
_______________________________________________________________________________

  This Certifies that



  is the record holder of
________________________________________________________________________________


   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, WITHOUT PAR VALUE, OF
   =========================================================================
--------------------- WHITE ELECTRONIC DESIGNS CORPORATION --------------------
   ==========================================================================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seat of the Corporation and the facsimile signatures of its duly authorized officers.


      Dated:

    [signature]              WHITE ELECTRONIC DESIGNS         [signature]
                                   CORPORATE
     SECRETARY                       SEAL                    PRESIDENT AND
                                     1951                CHIEF EXECUTIVE OFFICER
                                   INDIANA



   COUNTERSIGNED AND REGISTERED:

          AMERICAN STOCK TRANSFER & TRUST COMPANY
                      (NEW YORK, N.Y.)
                                       TRANSFER AGENT AND REGISTRAR

                                                      AUTHORIZED SIGNATURE
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     The Corporation will furnish the holder of this certificate a statement of the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine the variations for future series) of the Corporation's shares on request in writing and without charge. Such request may be made to the office of the Secretary of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


    TEN COM - as tenants in common
    TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship
              and not as tenants in common
----------------------------------------------------------------------
      UNIF GIFT MIN ACT - ___________ Custodian____________
                            (Cust)               (Minor)

                          under Uniform Gifts to Minors
                          Act_____________________
                                   (State)

UNIF TRF MIN ACT - __________Custodian (until age______________)
                     (Cust)

                   _____________________ under Uniform Transfers

                   to Minors Act ________________________
                                        (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,__________________________hereby sell, assign and transfer unto.


PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
   _____________________________
  /____________________________/


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated___________________

                        X_______________________________


                        X_______________________________
                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed




By___________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.